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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 20, 2004
                                                          -------------
                                 (May 18, 2004)
                                 --------------


                             ABERCROMBIE & FITCH CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                      1-12107                       31-1469076
--------------              ----------------              ------------------
(State or other             (Commission File                 (IRS Employer
jurisdiction of                  Number)                  Identification No.)
incorporation)

                     6301 Fitch Path, New Albany, Ohio    43054
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)













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Item 5.  Other Events and Regulation FD Disclosure.
--------------------------------------------------

         On May 18, 2004, Abercrombie & Fitch Co. (the "Company") issued a news release (the "Johnson Release") announcing that Seth R. Johnson, Executive Vice President/Chief Operating Officer and a member of the Board of Directors of the Company, will retire from the Company effective June 18, 2004. A copy of the Johnson Release is attached as Exhibit 99.1 and incorporated herein by reference.

          On May 18, 2004, the Company issued a second news release (the "Singer Release") announcing that Robert S. Singer had been named President and Chief Operating Officer of the Company. Mr. Singer joins the Company from Gucci Group where he had served as Chief Financial Officer since its initial public offering in 1995. He had also served as Executive Vice President since 1999. Prior to joining Gucci Group, Mr. Singer was an audit partner and member of the Management Committee in Italy of Coopers & Lybrand (predecessor to PricewaterhouseCoopers), a firm for which he also worked in New York during a 19-year career. A copy of the Singer Release is attached as Exhibit 99.2 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
------------------------------------------

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:
         --------

         99.1 News release issued by Abercrombie & Fitch Co. on May 18, 2004 announcing retirement of Seth R. Johnson

         99.2 News release issued by Abercrombie & Fitch Co. on May 18, 2004 announcing naming of Robert S. Singer as President and Chief Operating Officer



                  [Remainder of page intentionally left blank;
                          signature on following page.]


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ABERCROMBIE & FITCH CO.


Dated:  May 20, 2004             By: /s/ Susan J. Riley
                                    ------------------------------------------
                                    Susan J. Riley
                                    Senior Vice President-Chief
                                    Financial Officer



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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                               Dated May 20, 2004

                             Abercrombie & Fitch Co.


Exhibit No.         Description
-----------         -----------

   99.1 News release issued by Abercrombie & Fitch Co. on May 18, 2004 announcing retirement of Seth R. Johnson

   99.2 News release issued by Abercrombie & Fitch Co. on May 18, 2004 announcing naming of Robert S. Singer as President and Chief Operating Officer



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